EXHIBIT 32


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Cooperative Bankshares, Inc. (the "Company") as filed with the Securities and Exchange Commission on August 11, 2005 (the "Report"), the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                By: /s/ Frederick Willetts, III
                                    --------------------------------------------
                                    Frederick Willetts, III
                                    President and Chief Executive Officer



                                By: /s/ Todd L. Sammons
                                    --------------------------------------------
                                    Todd L. Sammons
                                    Senior Vice President and Chief Financial
                                     Officer

Date:  August 11, 2005